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                                                                    EXHIBIT 10.1


                                                   Master Lease No.    200062448

                             MASTER LEASE AGREEMENT

                     LESSOR: CITICORP VENDOR FINANCE, INC.

                     LESSEE: VIROLOGIC, INC.

                         TERMS AND CONDITIONS OF LEASE


1. LEASE OF EQUIPMENT.

A. Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, the equipment described in one or more equipment schedules (the "Schedule"), that may hereafter be executed by Lessor and Lessee (the equipment, together with all replacement parts, repairs, additions, substitutions and accessories shall be referred to as the "Equipment") on the terms and conditions contained in this Lease ("Lease") and in any Schedule. This Lease and each of the terms and conditions herein contained will be incorporated into each Schedule in full to the same extent as if each of the terms and conditions had been repeated and set forth in full therein, and this Master Lease Agreement shall control and be effective as to all such Schedules except to the extent that the Master Lease Agreement shall control and be effective as to all such Schedules except to the extent that the Master Lease Agreement may be inconsistent with the terms and provisions of such Schedule, in which event the terms and provisions of such Schedule shall prevail. Each Schedule shall constitute a separate lease and a distinct and independent obligation of the Lessee. The parties intend this Lease to be a "Finance Lease" under Article 2A of the Uniform Commercial Code.

B. Acceptance by Lessor shall occur only as set forth in this Section 1 and shall continue in force with respect to all items of Equipment for the Initial Term specified in each Schedule. Lessee agrees promptly to date, execute and deliver to Lessor, upon delivery to Lessee of the first item of Equipment listed on a Schedule, a confirmation of delivery on Lessor's Equipment Acceptance Certificate ("Receipt") substantially in the form of Exhibit A attached hereto. If Lessee does not, for any reason, date, execute and deliver to Lessor the Receipt, within ten days after delivery of such item of Equipment, Lessee hereby irrevocably authorizes the Lessor as its attorney-in-fact to execute the Receipt on Lessee's behalf and to insert the date that the Equipment was delivered to Lessee.

2. ORDER AND DELIVERY OF EQUIPMENT; LESSOR'S RIGHT TO TERMINATE. Lessee hereby requests Lessor to order the Equipment from the Supplier named on the Schedule and to arrange for delivery of the Equipment to Lessee at Lessee's expense, and to lease the Equipment to Lessee. If the Equipment is not delivered to and accepted by Lessee in form satisfactory to Lessor, within ninety (90) days from the date Lessor orders the Equipment, Lessor may terminate the applicable Schedule and its obligations thereunder. Lessee waives any requirement of Lessor to furnish Lessee a copy of Lessor's purchase order for the Equipment.

3. TERM AND RENT

A. The initial term ("Initial Term") of any Schedule to which this Lease relates shall commence on the day the first item of Equipment listed on such Schedule is delivered to Lessee or Lessee's representative (the "Commencement Date") and shall be of such duration as is prescribed in such Schedule. Advance Rent and any Security Deposit as provided in any Schedule shall be payable upon the execution of this Lease or the applicable Schedule. Interim rent shall be payable for the period between the Commencement Date and the first day of the month following the Commencement Date at a daily rate equal to the periodic rental provided in any Schedule divided by the number of days in the period and subsequent payments shall be due periodically in advance on the first day of each successive period thereafter until all rent and other sums chargeable to Lessee hereunder are paid in full. LESSEE'S OBLIGATION TO PAY RENT AND LESSEE'S OTHER MONETARY OBLIGATIONS HEREUNDER ARE ABSOLUTE AND UNCONDITIONAL AND ARE NOT SUBJECT TO ANY ABATEMENT, SET-OFF, DEFENSE OR COUNTERCLAIM FOR ANY REASON WHATSOEVER. Any Security Deposit shall secure all obligations of Lessee hereunder and may be applied at Lessor's discretion to any past obligation of Lessee and to the extent not applied shall be returned to Lessee, without interest, at the expiration of this Lease or the applicable Schedule.

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All payments of rent shall be made to Lessor at the address set forth herein or such other address as Lessor shall designate in writing.

B. Whenever any payment is not made by Lessee when due hereunder, Lessee agrees to pay to Lessor, not later than one month thereafter as an administrative charge to offset Lessor's collection expenses an amount calculated at the rate of ten cents per one dollar for each such delayed payment, plus interest on all monies due Lessor from and after the date same is due at the rate of one and one-third (1-1/3%) percent per month until paid, but as to each of the foregoing in no event more than the maximum rate permitted by law.

C. As used herein, "Actual Cost" means the cost to Lessor of purchasing and delivering the Equipment to Lessee, including taxes, transportation and other charges. The amount of each rent payment and the Security Deposit set forth in the applicable Schedule are based on the total cost set forth in Lessor's purchase order for the Equipment ("Estimated Cost"), which is an estimate, and shall be adjusted proportionately if the Actual Cost of the Equipment is greater than said estimate. Lessee hereby authorizes Lessor to adjust upward the amounts set forth in the Schedule when the Actual Cost is known and to add to the amount of each rent payment any sales, use or leasing tax that may be imposed on or measured by the rent payment. Lessor will inform Lessee of the adjustments necessary to reflect Actual Cost. If the Actual Cost of the Equipment on any Schedule exceeds the Estimated Cost by more than ten (10%) percent thereof (exclusive of taxes), Lessor shall, if it desires to add to the Estimated Cost an amount in excess of 10% of Estimated Cost, so notify Lessee in writing. Within fifteen (15) days thereafter, Lessee at its option may terminate the relevant Schedule by giving notice to Lessor of its intention to do so, effective the day of such notice, subject however to the provisions of Section 3.A hereof.

D. If, at any time prior to acceptance of the Equipment leased hereunder, Lessor makes a general pricing increase with respect to new leases (including increases reflecting increases in financing costs or operating expenses) and desires that such increase be reflected in the rent to be charged to Lessee under the Schedule relating to such Equipment, then Lessor shall promptly notify Lessee of such increase ("Increase Notification"). If such increase is in excess of ten (10%) percent of the amount of the rent payment, Lessee at its option may terminate the relevant Schedule; provided, however, that Lessor must be notified, within fifteen (15) days after the date of the Increase Notification, of Lessee's intention to do so, effective the day of such notice to Lessor. If any increase under this Section 3.D is not in excess of ten (10%) of the rent payment, or if Lessor is not notified of Lessee's intention to terminate the relevant Schedule within the fifteen (15) day period set forth herein, then the relevant Schedule shall be automatically adjusted to the new higher rent payment.

4. NO WARRANTIES BY LESSOR, DISCLAIMER OF IMPLIED WARRANTIES AND WAIVER OF DEFENSES. LESSOR IS NOT THE MANUFACTURER OR SUPPLIER OF OR A DEALER IN THE EQUIPMENT, AND MAKES NO WARRANTY, EXPRESSED OR IMPLIED, TO ANYONE, AS TO THE SUITABILITY, DURABILITY, DESIGN, CONDITION, CAPACITY, PERFORMANCE OR ANY OTHER ASPECT OF THE EQUIPMENT OR ITS MATERIAL OR WORKMANSHIP. LESSOR FURTHER DISCLAIMS ANY IMPLIED WARRANTIES OF ANY KIND WITH RESPECT TO THE EQUIPMENT INCLUDING THE WARRANTY OF MERCHANTABILITY AND FITNESS FOR USE OR PURPOSE. AS TO LESSOR AND ITS ASSIGNS, LESSEE LEASES THE EQUIPMENT "AS IS." LESSEE REPRESENTS THAT IT HAS SELECTED THE EQUIPMENT AND THE SUPPLIER AND ACKNOWLEDGES THAT LESSOR HAS NOT RECOMMENDED THE SUPPLIER. LESSOR SHALL HAVE NO OBLIGATION TO INSTALL, MAINTAIN, ERECT, TEST, ADJUST, OR SERVICE THE EQUIPMENT, ALL OF WHICH LESSEE SHALL PERFORM, OR CAUSE THE SAME TO BE PERFORMED BY QUALIFIED THIRD PARTIES. LESSOR AND LESSOR'S ASSIGNEE SHALL NOT BE LIABLE TO LESSEE OR OTHERS FOR ANY LOSS, DAMAGE OR EXPENSE OF ANY KIND OR NATURE CAUSED DIRECTLY OR INDIRECTLY BY ANY EQUIPMENT HOWEVER ARISING, OR THE USE OR MAINTENANCE THEREOF OR THE FAILURE OF OPERATION THEREOF, OR THE REPAIRS, SERVICE OR ADJUSTMENT THERETO. NO REPRESENTATION OR WARRANTY AS TO THE EQUIPMENT OR ANY OTHER MATTER BY THE SUPPLIER OR OTHERS SHALL BE BINDING ON THE LESSOR NOR SHALL THE BREACH OF SUCH RELIEVE LESSEE OF, OR IN ANY WAY AFFECT, ANY OF LESSEE'S OBLIGATIONS TO LESSOR HEREIN. IF THE EQUIPMENT IS UNSATISFACTORY FOR ANY REASON, LESSEE SHALL MAKE CLAIM ON ACCOUNT THEREOF SOLELY AGAINST


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SUPPLIER, AND ANY OF SUPPLIER'S VENDORS, AND SHALL NEVERTHELESS PAY LESSOR ALL
RENT AND OTHER SUMS PAYABLE UNDER THIS LEASE. LESSOR HEREBY ASSIGNS TO LESSEE, SOLELY FOR THE PURPOSE OF PROSECUTING SUCH A CLAIM, ANY OF THE RIGHTS WHICH LESSOR MAY HAVE AGAINST SUPPLIER AND SUPPLIER'S VENDORS FOR BREACH OF WARRANTY OR OTHER REPRESENTATIONS RESPECTING THE EQUIPMENT. REGARDLESS OF CAUSE, LESSEE WILL NOT ASSERT ANY CLAIM WHATSOEVER AGAINST LESSOR FOR LOSS OF ANTICIPATORY PROFITS OR ANY OTHER INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES, NOR SHALL LESSOR BE RESPONSIBLE FOR ANY DAMAGES OR COSTS WHICH MAY BE ASSESSED AGAINST LESSEE IN ANY ACTION FOR INFRINGEMENT. LESSOR MAKES NO WARRANTY AS TO THE TREATMENT OF THIS LEASE FOR TAX OR ACCOUNTING PURPOSES. NOTWITHSTANDING ANY FEES WHICH MAY BE PAID BY LESSOR TO SUPPLIER OR ANY AGENT OF SUPPLIER, LESSEE UNDERSTANDS AND AGREES THAT NEITHER SUPPLIER NOR ANY AGENT OF SUPPLIER IS AN AGENT OF LESSOR OR IS AUTHORIZED TO WAIVE OR ALTER ANY TERM OF CONDITION OF THIS LEASE.

5. JURISDICTION AND VENUE. LESSEE CONSENTS TO THE PERSONAL JURISDICTION OF THE FEDERAL AND STATE COURTS OF THE STATE OF NEW JERSEY WITH RESPECT TO ANY ACTION ARISING OUT OF THIS LEASE OR THE EQUIPMENT, PROVIDED, HOWEVER, LESSOR MAY, IN ITS SOLE DISCRETION, ENFORCE THIS LEASE IN ANY COURT HAVING LAWFUL JURISDICTION THEREOF. THIS MEANS ANY LEGAL ACTION ARISING OUT OF THIS LEASE MAY BE FILED IN NEW JERSEY, AND LESSEE MAY BE REQUIRED TO DEFEND AND LITIGATE ANY SUCH ACTION IN NEW JERSEY. LESSEE AGREES THAT SERVICE OF PROCESS IN ANY SUIT MAYBE MADE BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, ADDRESSED TO THE LESSEE AT THE ADDRESS SET FORTH HEREIN.

6. TITLE; PERSONAL PROPERTY. The Equipment is, and shall at all times be owned by Lessor and Lessee shall have no interest in the Equipment except that of Lessee and Lessee shall have the right to purchase or otherwise acquire title to or ownership of any of the Equipment. If Lessor supplies Lessee with labels indicating that the Equipment is owned by Lessor, Lessee shall affix such labels to and keep them in a prominent place on the Equipment. Lessee hereby authorizes Lessor to insert in this Lease the serial numbers, and other identification data of Equipment when determined by Lessor. To protect Lessor's rights in the Equipment in the event this Lease is determined to be a security agreement, Lessee hereby grants to Lessor a security interest in the Equipment described herein and in the Schedules or in any invoices that contain descriptions of the Equipment, and all proceeds and products thereof. Lessee hereby authorizes Lessor, at Lessee's expense, to cause this Lease, or any statement or other instrument in respect of this Lease showing the interest of Lessor in the Equipment, including Uniform Commercial Code financing statements, to be filed or recorded, and grants Lessor and its agents the right to execute Lessee's name thereto. Lessee agrees to execute, deliver and file any statement or instrument requested by Lessor for such purpose, and if certificates of title are issued or outstanding with respect to any of the Equipment, Lessee will cause the interest of Lessor to be properly noted thereon, and agrees to pay or reimburse Lessor for any searches, filings, recordings, stamp fees or taxes related to the filing or recording of any such instrument or statement, plus Lessor's handling charges. Lessee shall, at its expense, protect and defend Lessor's title against all persons claiming against or through Lessee, at all times keeping the Equipment free from any legal process or encumbrance whatsoever including but not limited to liens, attachments, levies and executions, and shall give Lessor immediate written notice thereof and shall indemnify Lessor from any loss caused thereby. Lessee shall, upon Lessor's request, execute or obtain from third parties and deliver to Lessor such estoppel certificates, landlord's waivers and such further instruments and assurances as Lessor deems necessary or advisable for the confirmation or perfection of Lessor's rights hereunder. The Equipment is, and shall at all times be and remain, personal property notwithstanding that the Equipment or any part thereof may now be or hereafter become, in any manner, affixed or attached to real property or any improvements thereon. Lessee agrees to pay Lessor a non-refundable fee of $250 for Lessor's documentation costs, including without limitation the preparation of financing statements.


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7. MAINTENANCE, USE AND LOCATION. Lessee shall, at its own cost and expense, maintain the Equipment in good operating condition and repair and protect the Equipment from deterioration other than normal wear and tear; the Equipment is to be used for business purposes only in the regular course of its business, within its normal operating capacity, without abuse; shall comply with all laws, ordinances, regulations, requirements and rules with respect to the use, maintenance and operation of the Equipment; shall not make any modification, alteration or addition to the Equipment without the prior written consent of Lessor, which shall not be unreasonably withheld, except for engineering changes recommended by and made by the manufacturer; shall install on the Equipment all engineering changes offered by the manufacturer without charge which enhance the safety of the Equipment; shall not so affix the Equipment to realty as to change its nature to real property or a fixture; and shall keep the Equipment at the location shown herein, and shall not remove the Equipment without prior written consent of Lessor. Lessee will grant access to the Equipment to Lessor, Lessor's designee, and the manufacturer during normal working hours for inspection, repair, preventative maintenance, installation of engineering changes and for any other reasonable purpose. Lessee shall during the term of this Lease, at its own expense, enter into and maintain in force a contract with the manufacturer or other acceptable maintenance company covering the maintenance of the Equipment and furnish a copy thereof to Lessor upon request. If Lessor incurs any costs or expenses to bring the Equipment up to good working order and appearance, Lessee shall immediately reimburse Lessor for all such costs or expenses.

8. REDELIVERY; RENEWAL TERM. After the Initial Term, and after each renewal term thereafter, this Lease shall be automatically renewed for a term of six months, unless Lessee shall give Lessor written notice of termination at least one hundred twenty (120) days before the expiration of the then current term. Within ten (10) days of expiration or earlier termination of this Lease, Lessee shall return the Equipment and all cable, wiring, connectors, accessories and attachments thereto, freight and insurance prepaid, to Lessor in good repair, condition and working order, ordinary wear and tear resulting from proper use thereof only excepted. Lessee shall have the Equipment certified as acceptable for the manufacturer's standard maintenance contract and such certification shall be presented to Lessor at least fourteen (14) days prior to redelivery to Lessor. Lessor shall have the right, by notice to Lessee, and at Lessee's cost, to make all arrangements for the discontinuance, disassembly, packing and transportation of each item of Equipment and to designate a redelivery location. If Lessee fails to give Lessor the required notice or to return the Equipment as provided herein, this Lease shall renew for additional terms of 120 days each at a periodic rent equal to the periodic rent stated herein. Nothing contained herein is intended to relieve Lessee of its obligations to return the Equipment to Lessor as provided herein or restrict Lessor's right to recover the Equipment in the event of the failure of Lessee to so return the Equipment at the expiration or termination of this Lease. If requested by Lessor, Lessee shall store the Equipment at Lessee's premises for a period of up to ninety (90) days at no cost to Lessor.

9. RISK OF LOSS. Lessee shall bear all risks of loss or damage to Equipment from any cause from the date of the shipment of the Equipment to Lessee until its return to Lessor. The occurrence of any such loss or damage shall not relieve Lessee of any obligation hereunder. Lessee shall notify Lessor of any damage to or destruction of the Equipment. In the event of loss or damage, Lessee, at Lessor's sole option, shall: (a) repair the damaged Equipment; or (b) replace lost or unrepairable Equipment with substantially identical Equipment in good condition and working order with documentation creating clear title thereto in Lessor; or (c) pay to Lessor the present value of the unpaid balance of the rent to become due under this Lease plus Lessor's anticipated residual value of the Equipment at the scheduled expiration of this Lease, all discounted at six (6%) percent per annum to the date of loss. Upon Lessor's receipt of replacement Equipment or payment as provided in (b) or (c) hereof, Lessee and/or Lessee's insurer shall be entitled to Lessor's interest in said item for salvage purposes, in its then condition and location, without warranty, express or implied.

10. INSURANCE. Lessee shall keep the Equipment insured against all risks of loss or damage from every cause whatsoever for not less than the full replacement value thereof, and shall carry public liability and property damage insurance covering the Equipment and its use in amounts customary for such Equipment. All such insurance shall be in form and amount and with companies acceptable to Lessor and name Lessor and its assignee as loss payees, as their interests may appear with respect to property damage coverage, and as additional insureds with respect to public liability coverage. Lessee shall pay the premiums therefore and deliver said policies, or duplicates thereof or certificates of coverage therefore to Lessee, with long form Lender's loss payable endorsement upon the policy or policies or by independent instrument, that provides



                                    -4 of 8-

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Lessor a right to thirty (30) days' written notice before the policy can be altered or canceled and the right without obligation to payment of premium. Should Lessee fail to provide such insurance coverage, Lessor may obtain such coverage for its benefit or for the benefit of Lessee and charge Lessee therefore. Lessee hereby appoints Lessor as Lessee's attorney-in-fact to make claim for, receive payment of, and execute and endorse all documents, checks, or drafts for loss or damage under any said insurance policies and to apply the proceeds in furtherance of the exercise of Lessor's options as provided herein.

11. TAXES AND CHARGES. This Lease is intended to be a net lease, and all payments hereunder are intended to be net to Lessor to the extent permitted by applicable law. Lessee shall pay directly (or, at Lessor's option, reimburse Lessor for) all license fees, assessments and other government charges, and all sales, use, excise, franchise, personal property and any other similar tax or taxes (herein collectively called "Charges") now or hereafter imposed, levied or assessed by any state, federal or local government or agency upon any of the Equipment or upon the leasing, purchase, ownership, use, possession, financing or operation thereof, or upon the receipt of rental payments therefore, even if Lessee's status provides for its exemption from the Charges (excluding income and gross receipt taxes on rental payments, except any such tax on rental payments which is a substitution for, or relieves Lessee from, the payment of taxes which Lessee would otherwise be obligated to pay or reimburse Lessor as herein provided) before the same shall become in default or subject to the payment of any penalty or interest. Lessee shall supply Lessor with receipts or other evidence of payment of all Charges as may reasonably be requested by Lessor. Lessee shall further comply with all state and local laws requiring the filing of ad valorem or other tax returns relating to any Charges. Lessee shall notify the Lessor of the imposition of, or, to Lessee's knowledge, the proposed imposition of, any Charges by supplying to Lessor (within five (5) days after receipt thereof by Lessee) a copy of the invoice or other documents respecting such Charges. Unless otherwise directed by Lessor in writing, Lessor shall pay all personal property taxes with respect to the Equipment and Lessee shall reimburse Lessor therefore upon demand.

12. LEASE IRREVOCABILITY AND OTHER COVENANTS AND REPRESENTATIONS OF LESSEE. LESSEE AGREES THAT THIS LEASE IS IRREVOCABLE FOR THE FULL TERM HEREOF AND THE LESSEE'S OBLIGATIONS UNDER THIS LEASE ARE ABSOLUTE AND SHALL CONTINUE WITHOUT ABATEMENT AND REGARDLESS OF ANY DISABILITY OF LESSEE TO USE THE EQUIPMENT OR ANY PART THEREOF BECAUSE OF ANY REASON INCLUDING, BUT NOT LIMITED TO WAR, ACT OF GOD, GOVERNMENTAL REGULATIONS, STRIKE, LOSS, DAMAGE, DESTRUCTION, OBSOLESCENCE, FAILURE OF OR DELAY IN DELIVERY, FAILURE OF THE EQUIPMENT TO OPERATE PROPERLY, TERMINATION BY OPERATION OF LAW, OR ANY OTHER CAUSE. LESSEE AGREES TO DELIVER TO LESSOR ANNUAL FINANCIAL STATEMENTS AND SUCH INTERIM STATEMENTS, AS LESSOR REQUESTS. LESSEE REPRESENTS THAT THIS LEASE HAS BEEN DULY AUTHORIZED BY ALL NECESSARY ACTION ON ITS PART, IS A VALID, BINDING AND LEGALLY ENFORCEABLE OBLIGATION OF LESSEE IN ACCORDANCE WITH ITS TERMS AND IS NOT IN ANY RESPECT INCONSISTENT WITH LESSEE'S CHARTER OR BY-LAWS OR ANY LAW, REGULATION, ORDER OR AGREEMENT BINDING UPON LESSEE; AND THE EQUIPMENT SHALL BE USED BY LESSEE SOLELY FOR BUSINESS PURPOSES AND THAT ALL FINANCIAL AND OTHER INFORMATION SUBMITTED TO LESSOR WAS AND WILL BE TRUE AND CORRECT.

13. INDEMNITY. Lessee shall indemnify and hold Lessor harmless from and against any and all claims, actions, suits, proceedings, costs, expenses, damages and liabilities, pre and post judgment attorneys' fees and costs, arising out of, connected with, or resulting from the Equipment or this Lease, including without limitation, the manufacture, selection, delivery, possession, use, lease, operation, removal or return of the Equipment.


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14. DEFAULT AND REMEDIES.

A. The occurrence of any one of the following events shall be deemed an "Event of Default" under this Lease: (a) Lessee fails to pay any rent or any other payment hereunder when due; or (b) Lessee fails to pay, when due, any indebtedness to Lessor arising independently of this Lease, including but not limited to, any other leases between Lessor and Lessee, and such default shall continue for five (5) days; or (c) Lessee fails to perform any of the terms, covenants or conditions of this Lease or any other lease between Lessor and Lessee, other than as provided in (a) or (b) above, and such failure continues after ten (10) days written notice; or (d) any representation of Lessee contained in this Lease or any other related agreement, or in any credit or other information submitted to Lessor in connection with this transaction is untrue or incorrect; or (e) Lessee sells substantially all of its assets out of the ordinary course of business, merges or consolidates with any other person, or, sustains a change in its ownership of more than 20% in the aggregate; or (f) Lessee becomes insolvent or makes an assignment for the benefit of creditors; or
(g) a receiver, trustee, conservator or liquidator of Lessee or of all or a substantial part of its assets is appointed with or without the application or consent of Lessee; or (h) a petition is filed by or against Lessee under the Bankruptcy Code or any amendment thereto, or under any other insolvency law or laws, providing for the relief to debtors.

B. Upon an Event of Default, Lessor may, to the extent permitted by applicable law, exercise any one or more of the following remedies:

        (i) Terminate this Lease with respect to all or any part of Equipment;

        (ii) Recover from Lessee all rent and other amounts then due and as they shall thereafter become due hereunder;

        (iii) Take possession of any or all items of Equipment on any Schedule, wherever the same may be located, without demand or notice, without any court order or other process of law and without liability to Lessee for any damages occasioned by such taking of possession, and any such taking of possession shall not constitute a termination of this Lease;

        (iv) Declare the entire unpaid balance of rent and other amounts for the unexpired term of this Lease immediately due and payable and recover from Lessee, with respect to any and all items of Equipment and with or without repossessing the Equipment the sum of:

                1. The unpaid balance of all rent and other amounts due for the balance of the term of this Lease, discounted at four (4%) percent per annum; and,

                2. Lessor's anticipated residual recovery from the Equipment at the scheduled expiration of the initial term of this Lease, discounted at four (4%) percent per annum; provided, however, that upon repossession or surrender of Equipment, Lessor may sell, lease or otherwise dispose of Equipment in a commercially reasonable manner, with or without notice and on public or private bid, and if so, shall apply the net proceeds thereof (after deducting all expenses, including attorneys' fees and costs incurred in connection therewith), to the sum of (1) and (2) above;

        (v) Declare any other leases between Lessor and Lessee in default and exercise with respect to such leases any of the remedies provided for herein;

        (vi) Pursue any other remedy available at law or in equity, including but not limited to seeking damages or specific performance and/or obtaining an injunction.

C. Lessee shall be liable and shall pay to Lessor all expenses incurred by Lessor in connection with the pre and post judgment enforcement of any of the Lessor's remedies, including all expenses of repossessing, storing, shipping, repairing, and selling the Equipment, and Lessor's reasonable attorneys' fees and costs. Lessor and Lessee acknowledge the difficulty in establishing a value for the unexpired lease term and owing to such difficulty agree that the provisions of this paragraph 14 represent an agreed measure of damages and are not to


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be deemed a forfeiture or penalty.

D. All remedies of Lessor hereunder are cumulative, are in addition to any other remedies provided for by law, and may, to the extent permitted by law, be exercised concurrently or separately. The exercise of any one remedy shall not be deemed to be an election of such remedy or to preclude the exercise of any other remedy. No failure on the part of the Lessor to exercise and no delay in exercising any right or remedy shall operate as a waiver thereof or modify the terms of this Lease. A waiver of default shall not be a waiver of any other or subsequent default. If this Lease is determined to be subject to any laws limiting the amount chargeable or collectible by Lessor then Lessor's recovery shall in no event exceed the maximum amounts permitted by law.

15. ASSIGNMENT, WAIVER OF DEFENSES: QUIET ENJOYMENT. LESSEE SHALL NOT ASSIGN, TRANSFER, PLEDGE, HYPOTHECATE, OR OTHERWISE DISPOSE OF THIS LEASE OR ANY INTEREST HEREUNDER NOR SUBLET OR LEND EQUIPMENT OR PERMIT IT TO BE USED BY ANYONE OTHER THAN LESSEE OR LESSEE'S EMPLOYEES WITHOUT LESSOR'S PRIOR WRITTEN CONSENT. Lessor may, without notice or consent, assign or transfer this Lease or grant a security interest in any Equipment, any rentals, or any other sums due or to become due hereunder, and in such event Lessor's assignee, transferee or grantee shall have all the rights, powers, privileges, and remedies of Lessor hereunder. Lessee agrees that, following its receipt of notice of any assignment by Lessor of this Lease or the Rental Payments payable hereunder, it will pay the Rental Payments due hereunder directly to the assignee (or to whomever the assignee shall designate). Lessee agrees that no assignee of Lessor shall be bound to perform any duty, covenant, condition or warranty attributable to Lessor, and Lessee further agrees not to raise any claim or defense arising out of this Lease or otherwise which it may have against Lessor as a defense, counterclaim, or offset to any action by an assignee or secured party hereunder. Upon Lessor's request, Lessee will acknowledge to any assignee receipt of Lessor's notice of assignment. Nothing contained herein is intended to relieve Lessor of any of its obligations. Provided Lessee is not in default hereunder, Lessee shall quietly use and enjoy the Equipment, subject to the terms hereof.

16. PERFORMANCE BY LESSOR OF LESSEE'S OBLIGATIONS. In the event Lessee fails to comply with any provisions of this Lease, Lessor shall have the right, but shall not be obligated, to effect such compliance on behalf of Lessee upon ten (10) days prior written notice to Lessee. In such event, all monies expended by, and all expenses of Lessor in effecting such compliance shall be deemed to be additional rent, and shall be paid by Lessee to Lessor at the time of the next rent payment, together with interest at the rate of one and one-third (1-1/3%) percent per month but in no event more than the maximum permitted by law.

17. GOVERNING LAW; JURISDICTION AND VENUE; WAIVER OF TRIAL BY JURY AND RIGHTS AND REMEDIES UNDER THE UNIFORM COMMERCIAL CODE. THIS LEASE SHALL BE GOVERNED BY, AND CONSTRUED ACCORDING TO THE LAWS OF THE STATE OF NEW JERSEY. TO THE EXTENT PERMITTED BY LAW, LESSEE WAIVES TRIAL BY JURY IN ANY ACTION RELATED TO OR ARISING OUT OF THIS LEASE OR THE EQUIPMENT BY OR AGAINST LESSOR HEREUNDER. LESSEE HEREBY WAIVES ANY AND ALL RIGHTS AND REMEDIES GRANTED LESSEE BY SECTIONS 2A-508 THROUGH 2A-522 OF THE UNIFORM COMMERCIAL CODE. LESSEE WAIVES THE RIGHT TO FILE ANY AMENDMENTS OR TERMINATIONS OF FINANCING STATEMENTS WITHOUT LESSOR'S SIGNATURE.

18. GENERAL. This Lease shall inure to the benefit of and is binding upon the heirs, legatees, personal representatives, successors and assigns of the parties hereto. Time is of the essence of this Lease. This Lease and any Schedule shall be effective when executed by a duly authorized officer of Lessor. This Lease and any Schedule contains the entire agreement between Lessor and Lessee with respect to the subject matter hereof, and all negotiations and understandings have been merged herein. No modification of this Lease shall be effective unless in writing and executed by an executive officer of Lessor. All covenants and obligations of Lessee to be performed pursuant to this Lease, including all payments to be made by Lessee hereunder, shall survive the expiration or earlier termination of this Lease. If more than one Lessee is named in this Lease, the liability of each shall be joint and several. In the event any provision of this Lease shall be unenforceable, then such provision shall be deemed deleted, however, all other provisions hereof shall remain in full force and effect. Service of all notices under this Lease shall be sufficient if given personally, mailed to the party intended at its address set forth herein, or at such other addresses said party may provide in writing from time to

                                    -7 of 8-
time by certified mail, or overnight mail service. Any such notice sent by certified mail to said address shall be deemed effective five (5) days after it is deposited in the United States mail, duly addressed and with postage prepaid, and any notice given by delivery or overnight mail shall be deemed effective when received. This lease, any Schedule and all related documents, including (a) amendments, addendums, consents, waivers and modifications which may be executed contemporaneously or subsequently herewith, (b) documents received by the Lessor from the Lessee, and (c) financial statements, certificates and other information previously or subsequently furnished to the Lessor, may be reproduced by the Lessor by any photographic, photostatic, microfilm, micro-card, miniature photographic, compact disk reproduction or other similar process and the Lessor may destroy any original document so reproduced. The Lessee agrees and stipulates that any such reproduction shall, to the extent permitted by applicable law, be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not the reproduction was made by the Lessor in the regular course of business) and that any enlargement, facsimile or further reproduction of the reproduction shall likewise be admissible in evidence.

        IN WITNESS WHEREOF, the parties have executed this Lease as of 4/21, 2002.


                                        LESSEE: VIROLOGIC, INC.

                                        PLACE OF ORGANIZATION: CALIFORNIA

ATTEST: /s/ [SIGNATURE ILLEGIBLE]       BY: /s/ KAREN WILSON
       ----------------------------        -------------------------------------

             Secretary                  Title: CFO
                                              ----------------------------------

                                        LESSOR: CITICORP VENDOR FINANCE, INC.
                                        700 EAST GATE DRIVE
                                        MT. LAUREL, NJ 08054-5404

                                        BY: /s/ BONNIE PSZAEGOWSKI
                                           -------------------------------------

                                        Title: AM
                                              ----------------------------------


                                   - 8 of 8 -

                          CITICORP VENDOR FINANCE, INC.

                        EQUIPMENT SCHEDULE NO. 200062448

This Equipment Schedule No 200062448 ("Equipment Schedule") to that certain Master Lease Agreement Number 200062448 (hereinafter called the "Master Lease") between Lessor and the Lessee whose name appears below, together with the Master Lease, constitutes a lease of the Equipment described below (hereinafter, collectively, this "Lease"). All the terms and conditions of the Master Lease are incorporated herein as if all said terms and conditions were fully set forth herein. All capitalized terms used but not defined herein shall have the meanings given such terms in the Master Lease. It is the intent of the parties that this Equipment Schedule be separately enforceable as a complete and independent lease, independent of all other Equipment Schedules to the Master Lease.

------------------------------------------------------------------------------------------------------------------------------------
LESSEE:                                       SUPPLIER
VIROLOGIC, INC.                               APPLERA CORPORATION dba APPLIED BIOSYSTEMS GROUP
345 OYSTER POINT BLVD.                        301 MERRITT 7
SOUTH SAN FRANCISCO, CA 94080                 NORWALK, CT 06856
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
QTY   DESCRIPTION OF EQUIPMENT (INDICATE IF USED EQUIPMENT)       (MODEL NO.)
     (SERIAL NO.)
------------------------------------------------------------------------------------------------------------------------------------
1    Refurbished 3700 DNA Analyzer Sequencing including extended service
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
EQUIPMENT LOCATION IF DIFFERENT THAN ABOVE:

------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
INITIAL TERM         RENTAL              TOTAL NO. AND AMOUNT OF EACH RENTAL            ADVANCE RENTAL PAYMENT             SECURITY
OF LEASE             PAYMENTS            PAYMENT DURING INITIAL TERM OF LEASE           TO BE APPLIED TO                   DEPOSIT
                     PAYABLE                                                            THE FIRST 1 MONTH(S) AND
36 MONTHS            PERIODICALLY        1 monthly payment of $30,634.94 followed by:                                      $N/A
                     AS FOLLOWS          35 monthly payments of $7,134.94               THE LAST 0 MONTH(S)
                                                                                        RENTAL
                     x MONTHLY
                    ---                                                                 PAYMENTS TOTALING
                       QUARTERLY                                                        $30,634.94
                    ---                                                                 (ADVANCE PAYMENTS MUST
                       OTHER                                                            ACCOMPANY LEASE
                    ---                                                                 APPLICATION)
------------------------------------------------------------------------------------------------------------------------------------

MONTHLY RENT: The first payment of monthly rent is due and payable on the Commencement Date. Subsequent payments of monthly rent are due and payable on the first day of each succeeding month.

CHATTEL PAPER: To the extent this Lease may be considered "chattel paper" as defined in the Uniform Commercial Code, only Counterpart Number One of any of the manually executed counterparts of this Equipment Schedule incorporating the terms of the Master Lease Agreement, shall constitute the original of this Lease, and no interest in this Lease may be created or transferred except by transfer of possession of that counterpart.

RENTAL PAYMENTS: The rental payments are predicated on the 3 Year Interest SWAP Rate of 4.05% as of 2/21/02. The final rate (and payment) will be adjusted upward and will fix upon the commencement of the Lease, based upon changes in the 3 Year Interest SWAP Rates in effect at that time. Interest SWAP Rates are published daily in the Federal Reserve Statistical Release H-15, which can be found at:

         http://www.federalreserve.gov/releases/H15/update/h15upd.htm.

MAINTENANCE/SUPPLIES/SERVICES: Lessee agrees to pay the monthly payments under this Lease which may include charges (the "Charges") for supplies ("Supplies"), maintenance and/or warranty services (collectively the "Services") to be furnished by Supplier to Lessee for use with the Equipment. Lessee agrees that Lessor is not a manufacturer or supplier of the Supplies or Services and Lessee will look only to Supplier for the furnishing of Supplies and the performance of Services. Lessee further agrees that its obligations under this Lease are unconditional notwithstanding any breach by Supplier of any obligation to Lessee to furnish the Supplies and/or provide the Services.

EQUIPMENT SCHEDULE ACCEPTED BY:

CITICORP VENDOR FINANCE, INC. (Lessor)       Virologic, Inc. (Lessee)

By: /s/ BONNIE PSZAEGOWSKI                   By: /s/ KAREN WILSON
    -----------------------------------         --------------------------------
          (Authorized Signature)                   (Authorized Signature)

   /s/  Bonnie Pszaegowski, AM, 6-11-02      Karen Wilson CFO 4/21/02
   ------------------------------------      -----------------------------------
            (Name/Title/Date)                        (Name/Title/Date)
                                             Attest:
                                                    ----------------------------



EQUIPMENT SCHEDULE COUNTERPART NO. 1 OF 1

                                   EXHIBIT A

                        EQUIPMENT ACCEPTANCE CERTIFICATE


                     CERTIFICATE OF DELIVERY AND ACCEPTANCE

                      EQUIPMENT SCHEDULE NUMBER: 200062448

                       DATED:          4-21-02
                             ----------------------------

      In compliance with the terms, conditions and provisions of the Master Lease Agreement Number 200062448 dated 4-21-02 by and between the undersigned ("Lessee") and Citicorp Vendor Finance, Inc. ("Lessor"), Lessee hereby:

      (a) certifies and warrants to the Lessor that all the equipment (the "Equipment") described in the above referenced equipment schedule (the "Schedule") has been delivered, inspected, fully installed and is operational, and has not been previously used or placed in service for its specifically assigned function for the first time, unless otherwise expressly indicated on the Schedule, prior to the Acceptance Date as indicated below;

      (b) accepts all the Equipment for all purposes under the Lease and all attendant documents as of such Acceptance Date;

      (c) restates and reaffirms, as of such Acceptance Date, each of the representations, warranties and covenants given to Lessor in the Lease;

      (d) acknowledges and represents that it has reviewed and approves of all of the purchase documents for the Equipment, if any.

      (e) confirms that this acceptance and the Lease is irrevocable.

      ACCEPTANCE DATE:      6-10-02
                       -------------------


               Lessee: Virologic, Inc.

                       By:  /s/ KAREN WILSON
                          -------------------------

                       Name:    Karen Wilson
                            -----------------------

                       Title:   CFO
                             ----------------------




                               COUNTERPART 1 OF 1

                                                          [CitiCapital(SM) LOGO]



                                                            DATE: APRIL 12, 2002


Re: Equipment Schedule No. 200062448 to Master Agreement No. 200062448 (the "Agreement") between Virologic, Inc. as user ("User") and Citicorp Vendor Finance, Inc., as owner ("Owner").

For good and valuable consideration, the receipt of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1. Provided no Event of Default exists uncured and notwithstanding anything contained in the Agreement to the contrary, Owner hereby grants to User the option to purchase the equipment subject to the Agreement (the "Equipment") at the end of the initial term of the Agreement for $1.00 (the "Purchase Option"). User shall exercise the Purchase Option by giving Owner not less than 30 days written notice prior to the last day of the initial term of the Agreement. IF THE PURCHASE OPTION IS EXERCISED, THE EQUIPMENT WILL BE SOLD BY OWNER TO USER "AS IS, WHERE IS", WITHOUT ANY WARRANTY, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, OR WARRANTY OF TITLE.

2. In the event that User does not elect to purchase the Equipment under the Purchases Option or the Purchase Option is deemed null and void under the circumstances described in Paragraph 1 herein, User shall return the Equipment in accordance with the terms and conditions of the Agreement.

3. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Agreement.

4. Except to the extent expressly modified by this letter agreement, the terms and conditions of the Agreement shall remain unchanged and in full force and effect.

Each of the parties hereto has caused this letter agreement to be executed by its duly authorized officers, all as of the date first above written.


USER: VIROLOGIC, INC.                   CITICORP VENDOR FINANCE, INC.

BY:  /s/ Karen Wilson                   BY:  /s/ Bonnie Pszaegowski
     --------------------------              ------------------------------

TITLE:    CFO                           TITLE:    AM
      -------------------------               -----------------------------

DATE:     4/21/02                       DATE:     6-11-02
      -------------------------               -----------------------------

$1.00 Option Letter
Revised 5/01

CitiCapital is a service mark of Citicorp

                 SECRETARY OR ASSISTANT SECRETARY'S CERTIFICATE

             AS TO CORPORATE RESOLUTION AND INCUMBENCY OF OFFICERS

         I HEREBY CERTIFY THAT I AM SECRETARY/(ASSISTANT SECRETARY) of

                                Virologic, Inc.
                             (Legal Name of Lessee)
and that the following is a true and correct copy of a resolution duly adopted by the Board of Directors either by unanimous written consent dated _______, or at a meeting called pursuant to proper notice and held on 16, at which time a quorum was present and voting throughout. I further certify that this resolution is in full force and effect, never having been revoked or modified;

     RESOLVED, that       William D. Young         , the       CEO            ;
                    -------------------------------      ---------------------
                      (Name of Authorized Officer           (Title of Officer)


          Karen Wilson                     , the              CFO
-------------------------------------------      ---------------------------;
  (Name of Authorized Officer)                         (Title of Officer)

                                           , the
-------------------------------------------      ---------------------------;
  (Name of Authorized Officer)                         (Title of Officer)

of this corporation are each hereby authorized and directed to execute and deliver on behalf of this Corporation under its corporate seal which the Secretary (Assistant Secretary) of this Corporation is authorized to affix and attest, a Lease Agreement by and between this Corporation and CITICORP VENDOR FINANCE, INC., substantially in the form attached hereto and hereby approved, but with such changes, supplements, modifications and additions as each aforesaid officer in his sole discretion deems appropriate; the execution and delivery by such officers to be conclusive evidence of this approval thereof; and such officers are further directed and authorized to execute and deliver from time to time and as often as s/he deems necessary or desirable additional Lease Agreements covering certain equipment to be employed in the business of this corporation; and such officers are further authorized and directed to execute all such ancillary and supporting documents and instruments, and to do any and all other things as may to such officers seem necessary or advisable to effectuate the full intent and purposes of this resolution and of the said Lease Agreement(s) and other documents.

     The Undersigned further certifies that the following persons are duly elected, qualified and acting officers, continuously holding the office indicated opposite each of their names and that the signature appearing opposite each of their name is the genuine signature of such person;

Name                     Office             Signature

William D. Young          CEO               /S/ WILLIAM D. YOUNG
-----------------------  -----------------  -----------------------------
Karen Wilson              CFO               LS/ KAREN WILSON
-----------------------  -----------------  -----------------------------

-----------------------  -----------------  -----------------------------

BY: /s/ KATHY L. HIBBS                       (Seal)
   ------------------------------------------
    Secretary           (Assistant Secretary)

 Kathy L. Hibbs                           DATED: 4-16-2002
---------------------------------------         ----------
(Print or Type Name of Above Signature)
(CORPORATE SEAL)